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                                                                   EXHIBIT 10.15



                       PROPRIETARY INFORMATION AGREEMENT



         This Agreement is entered into on the date signed below by and between AcuBid.com, Inc., ("AcuBid.com, Inc." or "Corporation") and ___________________ ______________________, Salesman/Employee/Consultant ("S/E/C").

1.       CONFIDENTIAL INFORMATION AND INVENTIONS

         During employment by the Corporation, S/E/C will have access to certain confidential information and materials including, but not limited to, formulas, patterns, devices, processes, compilations, records, specifications, financial data, manner of operation, customer/client lists, costing procedures, custom application source code, custom scripts, website graphic design, web design content, agreements and understandings with service providers, agreements and contracts with content aggregators, web page source code, network design and topology, agreements and understandings of contracts with third party vendors, information concerning union relationships, system integration, customer billing, customer support, originated in the Corporation or disclosed to the Corporation by others, under agreements to hold the same confidential ("Confidential Information"); and S/E/C may during the period of employment make, develop, or conceive inventions, discoveries, concepts, ideas, information and improvements, either patentable or not, which relate to or are useful in the business or activities in which the Corporation is or may have become engaged, and which may or may not also constitute confidential information ("Inventions").

2.       RESTRICTION ON USE OF CONFIDENTIAL INFORMATION

         S/E/C agrees not to utilize any such confidential information for his own benefit nor to disclose, disseminate, lecture upon, or publish articles about any such confidential information to anyone outside the Corporation or to any officer or employee of the Corporation not also having access to such information, at any time either during or after employment by the Corporation, unless the Corporation expressly consents beforehand in writing.



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3.   CORPORATION'S OWNERSHIP OF INVENTIONS

     S/E/C agrees to disclose promptly, in writing, if so requested, to the President, any Inventions that he may make, develop, or conceive during the period of his employment by the Corporation or by its predecessors or successors in business. All such Inventions shall be and remain the property of the Corporation. S/E/C hereby assigns (and agrees to assign) to the Corporation all S/E/C's right, title and interest in any such Inventions, whether or not during the period of his employment such Inventions may be reduced to practice, and to execute all patent applications, assignments and other documents, and take all other steps necessary, to vest in the Corporation the entire right, title and interest in and to those Inventions and in and to any patents obtainable therefor, in the United States and in foreign countries.

4.   COSTS OF PATENT APPLICATIONS

     If it chooses to prosecute the applications for patent for any such Inventions, it being understood that the Corporation is not obligated to do so, the Corporation shall bear the entire expense of preparing, filing, and prosecuting such applications, through patent counsel appointed by the Corporation.

5.   RIGHT OF USE

     It is understood and agreed that the Corporation shall have the royalty free right to use, or to adapt and to develop in any way all inventions conceived or made by S/E/C, whether or not patentable, including, but not limited to, processes, methods, formulas, and techniques, as well as improvements thereof or know-how related thereto, or not to use them at all should the Corporation so choose.

6.   PROPERTY OF THE CORPORATION

     All records and other materials pertaining to Confidential Information, whether developed by S/E/C or others, shall be and remain the property of the Corporation. Upon termination of S/E/C's employment with the Corporation, all documents, records, notebooks and other materials of any kind pertaining to or containing Confidential Information then in S/E/C's possession, whether prepared by S/E/C or others will be left with a return to the Corporation.



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7.   PRIOR INVENTIONS

     Except as listed on Appendix A which is attached to this Agreement, S/E/C will not assert any rights to any Inventions, discoveries, concepts, ideas, or improvements thereof or know-how related thereto, as having been made or acquired by S/E/C prior to being employed by the Corporation, or since then, and not otherwise covered by the terms of this Agreement.

8.   UNRELATED INVENTIONS

     S/E/C shall not be obligated to assign to the Corporation any Invention, made by him while in the Corporation's employ which does not relate to any business or activity in which the Corporation is or may become engaged, except that he is still obligated if the same relates to or is based on Confidential or Proprietary Information to which S/E/C shall have had access during and by virtue of his employment arising out of work assigned to him by the Corporation. Nor shall S/E/C be obligated to assign any Invention which may be wholly conceived by S/E/C after he leaves the employ of the Corporation, except that he is still obligated if such Invention shall involve the utilization of Confidential or Proprietary Information obtained while in the employ of the Corporation. Nor shall S/E/C be obligated to assign any Invention which relates to or would be useful in any business or activity in which the Corporation is engaged if such Invention was conceived and reduced to practice by S/E/C prior to his employment with the Corporation, provided that all such Inventions are listed at the time of employment on the attached Appendix A.

9.   MISAPPROPRIATION OF TRADE SECRETS

     S/E/C promises and agrees that he or she shall not misuse, misappropriate, or disclose any of the trade secrets or Confidential Information described herein, directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of his or her employment.

10.  NONCOMPETITION DURING THE TERM OF EMPLOYMENT

     During the term of the working relationship, S/E/C shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of AcuBid.com, Inc.



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11.  UNFAIR COMPETITION AFTER TERMINATION OF EMPLOYMENT

     S/E/C acknowledges and agrees that the sale or unauthorized use or disclosure of any of AcuBid.com, Inc.'s trade secrets or Confidential Information obtained by S/E/C during his or her working relationship with AcuBid.com, Inc. constitute unfair competition. S/E/C promises and agrees not to engage in any unfair competition with Employer either during the term of this Agreement or at any time thereafter.

12.  SOLICITING CUSTOMERS AFTER TERMINATION OF EMPLOYMENT

     (a) S/E/C acknowledges and agrees that the names and addresses of AcuBid.com, Inc.'s customers constitute trade secrets of AcuBid.com, Inc. and that the sale of unauthorized use or disclosure of any of AcuBid.com, Inc.'s trade secrets obtained by S/E/C during his or her employment with AcuBid.com, Inc. constitute unfair competition. S/E/C promises and agrees not to engage in any unfair competition with AcuBid.com, Inc.

     (b) For a period of ten years immediately following the termination of his or her working relationship with AcuBid.com, Inc., S/E/C shall not directly or indirectly make known to any person, firm, or corporation the names or addresses of any of the customers or clients of AcuBid.com, Inc. or any other information pertaining to them, or call on, solicit, take away, or attempt to call on, solicit, or take away of the customers or clients of AcuBid.com, Inc. on whom S/E/C called or with whom S/E/C became acquainted during his or her working relationship with AcuBid.com, Inc., either for himself or herself or the any other person, firm, or corporation.

13.  NO BREACH

     S/E/C represents that his/her employment with the Corporation does not and will not breach any agreement or duty which S/E/C has with anyone else to keep in confidence confidential information belonging to others. S/E/C will not disclose to the Corporation or use in its behalf any confidential information belonging to others.


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14.  IRREPARABLE INJURY

     S/E/C acknowledges the failure to carry out any obligations, or breach by S/E/C of any provision herein, will constitute immediate and irreparable damage to Corporation which cannot be fully and adequately compensated by money damages and which will warrant preliminary and other injunctive relief, an order for specific performance, and other equitable relief. S/E/C also understands that other action may be taken and remedies enforced against S/E/C.

15.  PRIOR AGREEMENTS

     This Agreement supersedes any prior contemporaneous agreement concerning assignment of patent rights or trade secrets between Corporation and S/E/C.

16.  SUCCESSORS AND ASSIGNS

     S/E/C's obligation under this Agreement shall continue after termination by the Corporation. This Agreement shall inure to the benefit of the Corporation, its successors, assigns and designees and is binding upon the assigns, executors and administrators and other legal representatives of S/E/C.

17.  GOVERNING LAW

     This Agreement shall be construed in accordance with, and governed for all purposes, by the law of the State of California and venue shall be in the County of San Diego.

18.  ATTORNEYS' FEES AND COSTS

     If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorney fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.


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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
______ day of ______________, 19________.



                                   AcuBid.com, Inc.,


Dated:                             By:
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:                             S/E/C
      ---------------


                                      ------------------------------------
                                      (Signature)



                                      ------------------------------------
                                      (Print Name)




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                  APPENDIX A TO S/E/C CONFIDENTIAL INFORMATION
                            AND INVENTIONS AGREEMENT



         I represent that I have indicated on this Appendix all Inventions (as defined in the Agreement) in which I owned any right or interest prior to my employment with the Corporation. I agree that any present or future Inventions not listed in this Appendix are subject to assignment under the attached S/E/C Confidential Information and Inventions Agreement.



Brief Description of                   Right, Title or Interest
Inventions                             and Date Acquired



-----------------------------------    ------------------------------------



Dated:
       ----------------------------    ------------------------------------
                                       S/E/C




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
7th day of October, 1999.



                                    AcuBid.com, Inc.,


Dated:  10/18/99                    By:   /s/ Lawrence Schaffer
      ---------------                  ------------------------------------
                                       Lawrence Schaffer
                                       President


Dated:  10/7/99                     S/E/C
      ---------------

                                          /s/ Angelica A. Lauriano
                                       ------------------------------------
                                       (Signature)


                                          Angelica A. Lauriano
                                       ------------------------------------
                                       (Print Name)




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
7th day of October, 1999.



                                   AcuBid.com, Inc.,


Dated:  10/18/99                   By:  /s/ Lawrence Schaffer
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:  10/7/99                    SEC
      ---------------

                                        /s/ Richard Hein
                                      ------------------------------------
                                      (Signature)


                                        Richard Hein
                                      ------------------------------------
                                      (Print Name)




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
7th day of October, 1999.



                                   AcuBid.com, Inc.,


Dated:  10/18/99                   By:  /s/ Lawrence Schaffer
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:  10/7/99                    SEC
      ---------------

                                        /s/ Les Greene
                                      ------------------------------------
                                      (Signature)


                                        Les Greene
                                      ------------------------------------
                                      (Print Name)




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
13 day of October, 1999.



                                   AcuBid.com, Inc.,


Dated:  10/18/99                   By:  /s/ Lawrence Schaffer
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:  10/13/99                   S/E/C
      ---------------

                                        /s/ Norman Schwartz
                                      ------------------------------------
                                      (Signature)


                                        Norman Schwartz
                                      ------------------------------------
                                      (Print Name)




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
14 day of October, 1999.



                                   AcuBid.com, Inc.,


Dated:  10/18/99                   By:  /s/ Lawrence Schaffer
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:  10/14/99                   S/E/C
      ---------------

                                        /s/ Margaret Rose
                                      ------------------------------------
                                      (Signature)


                                        Margaret Rose
                                      ------------------------------------
                                      (Print Name)




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
18 day of October, 1999.



                                   AcuBid.com, Inc.,


Dated:  10/18/99                   By:  /s/ Lawrence Schaffer
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:  10/18/99                   S/E/C
      ---------------

                                        /s/ Byron A. Boner
                                      ------------------------------------
                                      (Signature)


                                        Byron A. Boner
                                      ------------------------------------
                                      (Print Name)




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
13 day of October, 1999.



                                   AcuBid.com, Inc.,


Dated:  10/18/99                   By:  /s/ Lawrence Schaffer
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:  10/13 99                   S/E/C
      ---------------

                                        /s/ Justin Paine
                                      ------------------------------------
                                      (Signature)


                                        Justin Paine
                                      ------------------------------------
                                      (Print Name)




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         IN WITNESS WHEREOF the parties have signed this Agreement as of the
7 day of October, 1999.



                                   AcuBid.com, Inc.,


Dated:  10/18/99                   By:  /s/ Lawrence Schaffer
      ---------------                 ------------------------------------
                                      Lawrence Schaffer
                                      President


Dated:  10/7/99                    S/E/C
      ---------------

                                        /s/ Natalie Blenderman
                                      ------------------------------------
                                      (Signature)


                                        Natalie Blenderman
                                      ------------------------------------
                                      (Print Name)




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